STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of March 28, 2016, by and among Level Up Investments LLC, a Michigan limited liability company (the “Seller”) and Barend C. Greyling (the “Buyer”) (the Seller and Buyer, the “Parties,” each being a “Party”).

WHEREAS, the Seller owns an aggregate of 60,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of Kore Resources, Inc., a Nevada corporation (the “Company”), representing approximately 53.2% of the issued and outstanding Common Stock of the Company;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Share Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, all of Sellers’ right, title and interest in and to the Shares. The aggregate purchase price for the Shares shall be $0.00025 per Share, for a total purchase price of Fifteen Thousand US Dollars ($15,000.00) (the “Purchase Price”).

2. Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held at the law offices of Magri Law, LLC in Fort Lauderdale, FL, or at such other place or on such other date as Buyer and Seller may mutually agree upon in writing within two (2) business days after the date on which all of the conditions and obligations of the Parties as set forth in this Agreement shall have been substantially satisfied in all material respects or otherwise duly waived, or on such other date and at such other place and date as the Buyer and the Seller may hereafter agree upon in writing (such date of the Closing being referred to herein as the “Closing Date”).

3. Deliverables at Closing.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a copy of this Agreement duly executed by the Seller;

(ii) a stock certificate or certificates evidencing his Shares, free and clear of all lien, pledge, encumbrance, charge, security interest, claim or right of another (collectively, “Encumbrances”), duly endorsed in blank or accompanied by a stock power or other instrument of transfer duly executed in blank;

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) a copy of this Agreement duly executed by the Buyer; and

(ii) the Purchase Price of Fifteen Thousand US Dollars ($15,000.00) by wire transfer of immediately available funds to a bank account designated by the Seller.

4. Closing Conditions.

(a) The obligation of Seller to sell, transfer and assign the Shares to Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Buyer in Section 6 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(b) The obligation of Buyer to purchase the Shares from Seller is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Seller in Section 5 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) the Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii) the Seller shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein;

5. Representations and Warranties of the Seller. The Seller represents, warrants and covenants to and with Buyer, both as of the date of this Agreement and as of the Closing Date, as an inducement to Buyer to enter into this Agreement and to consummate the transaction contemplated hereby as follows:

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(a) Organization. The Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Michigan and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.

(b) Authorization. The Seller is fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform the covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by the Seller (and assuming due execution and delivery hereof and thereof by the Buyer), will constitute a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors’ rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Seller under or by virtue of this Agreement or such other agreement or instrument.

(c) Ownership of the Shares. The Seller is the record and beneficial owner of the Shares. The Seller holds the Shares free and clear of any Encumbrance and has the absolute right to sell and transfer the Shares to the Buyer as provided in this Agreement without the consent of any other person or entity. Upon transfer of the Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Shares free and clear of any Encumbrance, other than applicable securities laws.

(d) No Breach. Neither the execution and delivery of this Agreement nor compliance by the Seller with any of the provisions hereof nor the consummation of the transactions and actions contemplated hereby will

(i) violate or, alone or with notice of the passage of time, result in the breach or termination of, or otherwise give any contracting Party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which the Seller is a Party or by which any of them or any of their respective properties or assets may be bound;

(ii) result in the creation of any Encumbrance upon any of the properties or assets of the Seller;

(iii) violate any statute, ordinance, regulation judgment, order, injunction, decree or award of any court or governmental or quasi-governmental agency against, or binding upon the Seller or upon any of its properties or assets; or

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(iv) violate any law or regulation of any jurisdiction relating to the Seller or any of its assets or properties.

(e) Obligations; Authorizations. The Seller is not (i) in violation of any judgment, order, injunction, award or decree which is binding on any of them or any of their assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to it, or to its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.

(f) Consents. There are no consents necessary or required from any third parties, including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, required to be received by or on the part of the Seller for the execution and delivery of this Agreement and the performance of its obligations hereunder.

(g) Broker, Finder, etc. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

(h) Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Buyer by the Seller in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

6. Representation and Warranties of Buyer.

(a) Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of its formation.

(b) Authorization. Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

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(c) Investment Intent. Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(d) Consents. No governmental, administrative or other third Party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e) Actions, Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f) Broker, Finder, etc. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

7. Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

8. Further Assurances. Following the Closing, each of the Parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

9. Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of Buyer and Seller or (b) by either Buyer or Seller if (i) a breach of any provision of this Agreement has been committed by the other Party and such breach has not been cured within 30 days following receipt by the breaching Party of written notice of such breach, or (ii) the Closing does not occur by the Closing Date. Upon termination, all further obligations of the Parties under this Agreement shall terminate without liability of any Party to the other Parties to this Agreement, except that no such termination shall relieve any Party from liability for any fraud or willful breach of this Agreement.

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10. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

11. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving Party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving Party, and (b) if the Party giving the Notice has complied with the requirements of this Section.

12. Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

13. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Party may assign any of its rights or obligations hereunder without the prior written consent of the other Parties hereto, which consent shall not be unreasonably withheld or delayed.

14. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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17. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction).

18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

Seller:	LEVEL UP INVESTMENTS, LLC

	By:	/s/ Matt Collins
	Name:	Matt Collins
	Title:	Managing Member

Buyer:

	By:	/s/ Barend C. Greyling
	Name:	Barend C. Greyling

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